EXHIBIT 99(b)


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Form 10-QSB of CommerceFirst Bancorp, Inc. for the quarter ended September 30, 2002, I, Richard J. Morgan President and Chief Executive Officer of CommerceFirst Bancorp, Inc., hereby certify pursuant to 18 U.S.C.ss.1350, as adopted pursuant toss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Form 10-QSB for the quarter ended September 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-QSB for the quarter ended September 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of CommerceFirst Bancorp, Inc.


 /s/ Richard J. Morgan
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Richard J. Morgan
President and Chief Executive Officer
Exhibit 99(c)

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

         In connection with the Form 10-QSB of CommerceFirst Bancorp, Inc. for the quarter ended September 30, 2002, I, Lamont Thomas, Executive Vice President and Chief Financial Officer of CommerceFirst Bancorp, Inc., hereby certify pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Form 10-QSB for the quarter ended September 30, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Form 10-QSB for the quarter ended September 30, 2002, fairly presents, in all material respects, the financial condition and results of operations of CommerceFirst Bancorp, Inc.


 /s/ Lamont Thomas
------------------------------------
Lamont Thomas
Executive Vice President and Chief Financial Officer